Exhibit 99.1
NEWS RELEASE

Broadcom Trade Press Contact	Broadcom Investor Relations Contact
Bill Blanning	T. Peter Andrew
Vice President, Global Media Relations	Vice President, Corporate Communications
949-926-5555	949-926-5663
blanning@broadcom.com	andrewtp@broadcom.com
Broadcom Reports First Quarter 2009 Results
Conference Call to be Webcast Today at 6:00 a.m. Pacific Time
IRVINE, Calif. — April 21, 2009 — Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its first quarter ended March 31, 2009.
Net revenue for the first quarter of 2009 was $853.4 million, a decrease of 24.2% compared with the $1.127 billion reported for the fourth quarter of 2008 and a decrease of 17.3% compared with the $1.032 billion reported for the first quarter of 2008. Net loss computed in accordance with U.S. generally accepted accounting principles (GAAP) for the first quarter of 2009 was $91.9 million, or $.19 net loss per share (basic and diluted), compared with GAAP net loss of $159.2 million, or $.32 net loss per share (basic and diluted), for the fourth quarter of 2008, and GAAP net income of $74.3 million, or $.14 per share (diluted), for the first quarter of 2008.
Net revenue for the first quarter ended March 31, 2009 included royalties of $19.0 million received pursuant to a patent license agreement entered into in July 2007. The royalties received in the first and fourth quarters of 2008 were $35.6 million and $40.0 million, respectively.
“While we were not able to completely offset the impact of the current economic downturn with our product, customer and end market breadth, we believe Broadcom was successful in experiencing a lesser peak-to-trough revenue decline than many of our

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peers,” said Scott A. McGregor, Broadcom’s President and Chief Executive Officer. “Even in the midst of this revenue decline, Broadcom demonstrated strong operating expense control and generated solid cash flow from operations, enabling us to continue to invest in next generation products to stay ahead of our competition.”
“As we progressed through the first quarter, customer bookings strengthened, which is reflected in our anticipated sequential revenue growth in the second quarter of 2009.”
Conference Call Information
As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its first quarter 2009 financial results and current financial prospects today at 6:00 a.m. Pacific Time (9:00 a.m. Eastern Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial or other statistical information required by Securities and Exchange Commission (SEC) Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. Please note that we have added additional information to this presentation regarding our revenue, gross margin and operating expenses. The webcast will be recorded and available for replay until 5:00 p.m. Pacific Time, Friday, June 19, 2009.
About Broadcom
Broadcom Corporation is a major technology innovator and global leader in semiconductors for wired and wireless communications. Broadcom® products enable the delivery of voice, video, data and multimedia to and throughout the home, the office and the mobile environment. We provide the industry’s broadest portfolio of state-of-the-art system-on-a-chip and software solutions to manufacturers of computing and networking equipment, digital entertainment and broadband access products, and mobile devices. These solutions support our core mission: Connecting everything®.
Broadcom is one of the world’s largest fabless semiconductor companies, with 2008 revenue of $4.66 billion, holds over 3,300 U.S. and over 1,300 foreign patents, and has

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more than 7,500 additional pending patent applications, and one of the broadest intellectual property portfolios addressing both wired and wireless transmission of voice, video, data and multimedia.
Broadcom is headquartered in Irvine, Calif., and has offices and research facilities in North America, Asia and Europe. Broadcom may be contacted at +1.949.926.5000 or at www.broadcom.com.
Cautions regarding Forward Looking Statements:
All statements included or incorporated by reference in this release and the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, guidance provided on future revenue, gross margin and operating expense targets for the second quarter of 2009. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
These risks and uncertainties include, but are not limited to:
•	general economic and political conditions and specific conditions in the markets we address, including the continuing volatility in the technology sector and semiconductor industry, current global economic recession, trends in the broadband communications markets in various geographic regions, including seasonality in sales of consumer electronic products into which our products are incorporated, and possible disruption in commercial activities related to terrorist activity or armed conflict;

•	the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory;

•	our ability to adjust our operations in response to changes in demand for our existing products and services or demand for new products requested by our customers;

•	the effectiveness of our expense and product cost control and reduction efforts;

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•	our dependence on a few significant customers for a substantial portion of our revenue;

•	the gain or loss of a key customer, design win or order;

•	our ability to specify, develop or acquire, complete, introduce, market and transition to volume production new products and technologies in a cost-effective and timely manner;

•	risks and uncertainties resulting from Broadcom’s equity award review, including pending and potential new claims and proceedings related to such matters, such as shareholder litigation and any action by the SEC, U.S. Attorney’s Office or other governmental agency that has resulted in, and could result in further, civil or criminal sanctions against the company and/or certain of our current or former officers, directors or employees, or other actions taken or required as a result of the review, and the extent to which we are able to receive reimbursement of our expenses related to such litigation and actions through our directors’ and officers’ liability insurance carriers. In the event that the company’s coverage under these policies is reduced or denied, our financial exposure would be increased;

•	the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through volume production, integration issues, potential contractual, intellectual property or employment issues, the risk that anticipated benefits of an acquisition may not be realized, and accounting treatment and charges;

•	intellectual property disputes and customer indemnification claims and other types of litigation risk;

•	the quality of our products and any potential remediation costs;

•	our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans;

•	the availability and pricing of third party semiconductor foundry, assembly and test capacity and raw materials;

•	the rate at which our present and future customers and end-users adopt Broadcom’s technologies and products in our target markets;

•	competitive pressures and other factors such as the qualification, availability and pricing of competing products and technologies and the resulting effects on sales and pricing of our products;

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•	changes in our product or customer mix;

•	the risks and uncertainties associated with our international operations, particularly in light of terrorist activity, armed conflict or political unrest;

•	our ability to timely and accurately predict market requirements and evolving industry standards and to identify opportunities in new markets;

•	the volume of our product sales and pricing concessions on volume sales;

•	problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration;

•	the risks of producing products with new suppliers and at new fabrication and assembly and test facilities;

•	delays in the adoption and acceptance of industry standards in our target markets;

•	the timing of customer-industry qualification and certification of our products and the risks of non-qualification or non-certification;

•	fluctuations in the manufacturing yields of our third party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products; and

•	the level of orders received that can be shipped in a fiscal quarter.
Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.
Broadcom®, the pulse logo, Connecting everything®, and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.

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BROADCOM CORPORATION
Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended
	March 31,
	2009(a)	2008(a)
Net revenue	$853,436	$1,032,210
Cost of revenue	446,277	481,163

Gross profit	407,159	551,047
Operating expense:
Research and development	372,724	355,688
Selling, general and administrative	125,048	111,946
Amortization of purchased intangible assets	4,159	183
In-process research and development	—	10,900
Settlement costs	1,150	15,810
Restructuring costs	7,111	—

Income (loss) from operations	(103,033)	56,520
Interest income, net	4,398	20,104
Other income, net	1,646	924

Income (loss) before income taxes	(96,989)	77,548
Provision (benefit) for income taxes	(5,049)	3,234

Net income (loss)	$(91,940)	$74,314

Net income (loss) per share (basic)	$(.19)	$.14

Net income (loss) per share (diluted)	$(.19)	$.14

Weighted average shares (basic)	490,195	530,338

Weighted average shares (diluted)	490,195	539,827

(a)	Includes royalties of $19.0 million and $35.6 million in the three months ended March 31, 2009 and 2008, respectively, received pursuant to a patent license agreement entered into in July 2007.
     The following table presents details of total stock-based compensation expense included in each functional line item in the unaudited condensed consolidated statements of operations above:

	Three Months Ended
	March 31,
	2009	2008
Cost of revenue	$5,877	$5,465
Research and development	89,262	78,706
Selling, general and administrative	28,634	29,065

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BROADCOM CORPORATION
Unaudited Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended
	March 31,
	2009	2008
Operating activities
Net income (loss)	$(91,940)	$74,314
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	21,749	17,992
Stock-based compensation expense:
Stock options and other awards	46,744	58,029
Restricted stock units issued by Broadcom	77,029	55,207
Acquisition-related items:
Amortization of purchased intangible assets	8,272	4,118
In-process research and development	—	10,900
Non-cash restructuring costs	2,663	—
Gain on sale of marketable securities	(1,046)	—
Changes in operating assets and liabilities:
Accounts receivable	17,446	6,581
Inventory	101,260	9,911
Prepaid expenses and other assets	(1,467)	(6,296)
Accounts payable	(76,616)	46,014
Accrued settlement liabilities	—	10,000
Other accrued and long-term liabilities	(13,384)	(46,959)

Net cash provided by operating activities	90,710	239,811

Investing activities
Net purchases of property and equipment	(12,457)	(25,662)
Net cash received from (paid for) acquired companies	2,139	(19,795)
Purchases of strategic investments	—	(355)
Purchases of marketable securities	(109,706)	(135,937)
Proceeds from sales and maturities of marketable securities	134,112	148,183

Net cash provided by (used in) investing activities	14,088	(33,566)

Financing activities
Repurchases of Class A common stock	—	(391,732)
Minimum tax withholding paid on behalf of employees for restricted stock units	(16,076)	(12,130)
Proceeds from issuance of common stock, net	4,805	12,314

Net cash used in financing activities	(11,271)	(391,548)

Increase (decrease) in cash and cash equivalents	93,527	(185,303)
Cash and cash equivalents at beginning of period	1,190,645	2,186,572

Cash and cash equivalents at end of period	$1,284,172	$2,001,269

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	March 31,	December 31,
	2009	2008
	(In thousands)
Cash and cash equivalents	$1,284,172	$1,190,645
Short-term marketable securities	677,638	707,477

Total cash, cash equivalents and marketable securities	$1,961,810	$1,898,122

Increase from prior year end	$63,688

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BROADCOM CORPORATION
Unaudited Condensed Consolidated Balance Sheets
(In thousands)

	March 31,	December 31,
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$1,284,172	$1,190,645
Short-term marketable securities	677,638	707,477
Accounts receivable, net	354,865	372,311
Inventory	264,846	366,106
Prepaid expenses and other current assets	113,414	114,674

Total current assets	2,694,935	2,751,213
Property and equipment, net	228,495	234,691
Goodwill	1,277,104	1,279,243
Purchased intangible assets, net	53,686	61,958
Other assets	69,066	66,160

Total assets	$4,323,286	$4,393,265

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$232,047	$310,487
Wages and related benefits	154,773	153,772
Deferred revenue	13,779	12,338
Accrued liabilities	228,892	240,506

Total current liabilities	629,491	717,103
Commitments and contingencies
Long-term deferred revenue	2,836	3,898
Other long-term liabilities	62,153	65,197
Shareholders’ equity	3,628,806	3,607,067

Total liabilities and shareholders’ equity	$4,323,286	$4,393,265

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BROADCOM CORPORATION
Unaudited Supplementary Financial Data
(In thousands)
     The following table presents details of supplementary financial data included in each functional line item in the unaudited condensed consolidated statements of operations:

	Three Months Ended
	March 31,
	2009	2008
Cost of revenue:
Stock-based compensation	$5,877	$5,465
Amortization of purchased intangible assets	4,113	3,935

Research and development:
Stock-based compensation	89,262	78,706

Selling, general and administrative:
Stock-based compensation	28,634	29,065

Other operating expense:
Amortization of purchased intangible assets	4,159	183
In-process research and development (1)	—	10,900
Restructuring costs (2)	7,111	—
Settlement costs (3)	1,150	15,810

Other:
Employer payroll tax expense on certain stock option exercises	733	930
Non-operating gains	(7)	—

(1)	Recorded in connection with the company’s acquisitions of Sunext Design, Inc. in the three months ended March 31, 2008.

(2)	Recorded in connection with the company’s restructuring plan announced and implemented in the three months ended March 31, 2009.

(3)	Recorded accrued settlement costs included $12.0 million related to Broadcom’s settlement with the Securities and Exchange Commission in the three months ended March 31, 2008. Also includes settlement costs of $3.8 million and $1.2 million, related to a patent infringement claims settled in the three months ended March 31, 2008 and 2009, respectively.

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BROADCOM CORPORATION
Guidance for the Three Months Ending June 30, 2009

Three Months
Ending June 30, 2009
Net revenue	$900 to $975 million
Gross margin	Increase 25 to 50 basis points sequentially from 46.5% (which excludes the effect of Verizon royalty)
Total operating expense (including stock-based compensation)	Up $10 to $20 million sequentially
Broadcom has based the preceding guidance for the three months ending June 30, 2009 on expectations, assumptions and estimates that we believe are reasonable given our assessment of historical trends and other information reasonably available as of April 21, 2009. Our guidance consists of predictions only, however, and is subject to a wide range of known and unknown business risks and uncertainties, many of which are beyond our control. The forecasts and projections contained in the table above should not be regarded as representations by Broadcom that the estimated results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the guidance we provide today.
The guidance set forth in the table above should be read together with the information under the caption, “Cautions regarding Forward Looking Statements” above, our Annual Report on Form 10-K for the year ended December 31, 2008, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and our other Securities and Exchange Commission filings. We undertake no obligation to publicly update or revise any forward-looking statements, including the guidance set forth herein.

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